EXHIBIT 99.2
                             ------------

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Community Bancorp, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald
R. Hughes, Jr., Treasurer, Clerk and Chief Financial Officer of the Company, certify that to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.




/s/ Donald R. Hughes, Jr.
-------------------------
Donald R. Hughes, Jr.
Treasurer, Clerk and Chief Financial Officer


Date: May 12, 2003


_____________________________________________________________________________


A signed original of this written statement required by Section 906 has been provided to Community Bancorp, Inc. and will be retained by Community Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.